Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	2 Months Ended	10 Months Ended	12 Months Ended
	Dec. 29, 2013 Successor [Member]	Nov. 06, 2013 Predecessor [Member]	Dec. 30, 2012 Predecessor [Member]	Jan. 01, 2012 Predecessor [Member]
Gain on derivative instruments, income tax	$ 0	$ 0	$ 0	$ 0
Net actuarial loss and prior service cost, income tax	$ 0	$ 0	$ 0	$ 0